                        SEMIANNUAL REPORT / APRIL 30 2001

                               AIM WEINGARTEN FUND


                                 [COVER IMAGE]

                                [AIM FUND LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                       THE VIOLIN BOX BY SUZANNE VALADON

          IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS COME IN AN

         INSTANT--IT IS USUALLY ACHIEVED OVER TIME. VALADON'S UNFORGET-

        TABLE OILS MAKE THIS POINT, OFTEN TAKING 13 YEARS OF DEDICATION

           AND DILIGENCE TO COMPLETE. HER RICHLY COLORED "VIOLIN BOX"

              REMINDS US THAT ALL GOOD THINGS ARE WORTH THE WAIT.

                     -------------------------------------

AIM Weingarten Fund is for shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 4/30/01 are as follows: Class A shares, inception (6/17/69), 13.72%; 10 years, 10.00%; five years, 7.56%; one year, -45.17% (-41.98%
    excluding sales charges). Class B shares, inception (6/26/95), 9.85%; five years, 7.71%; one year, -44.84% (-42.40% excluding CDSC). Class C shares, inception (8/4/97), 2.26%; one year, -42.89% (-42.41% excluding CDSC).
o In addition to the returns as of 4/30/01 shown above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were as follows:
    Class A shares, inception (6/17/69), 13.50%; 10 years, 9.14%; five years, 6.55%; one year, -52.11%. Class B shares, inception (6/26/95), 8.63%; five years, 6.69%; one year, -51.82%. Class C shares, inception (8/4/97), 0.34%; one year, -50.08%.
o   Past performance cannot guarantee comparable future results.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established compaines. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                               AIM WEINGARTEN FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                               AIM WEINGARTEN FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


ECONOMIC SLOWDOWN HURTS MARKET, FUND PERFORMANCE

HOW DID AIM WEINGARTEN FUND PERFORM OVER THE LAST SIX MONTHS?
A slowing economy and declining corporate earnings growth caused investor nervousness to rise, major stock-market indexes to drop and fund performance to sink into negative territory during the six-month reporting period ended April 30, 2001. For that six-month period, the fund's Class A, Class B and Class C shares returned -33.78%, -34.00% and -34.04% respectively, excluding sales charges.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
The last six months have taught many new investors an important lesson: the stock market sometimes declines. During the fourth quarter of 2000 and the first quarter of 2001, the booming stock market of the 1990s was humbled. Investors avoided large-cap growth stocks generally, and technology stocks in particular; some abandoned the stock market entirely, placing their investments in money market funds or bond funds.
    The Federal Reserve Board (the Fed), which spent much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. In December 2000, the Fed publicly revealed that its recessionary worries exceeded its inflationary concerns. Four times during the reporting period--twice in January, once in March and again in April--the Fed lowered short-term interest rates by 50 basis points (for a total decrease of 200 basis points, or 2.0%) in a dramatic effort to revive a rapidly weakening economy. But the rate cuts caused the market to rally only briefly.

LONG-TERM INVESTING CAN PAY REWARDS

While past performance cannot guarantee comparable future results, long-term investors in AIM Weingarten Fund have enjoyed a higher average annual total return than have investors in the stock market as a whole (as represented by the S&P 500). While the S&P 500 returned -12.06% for the six months ended April 30, 2001, its average annual total return since April 30, 1971 has been an impressive 12.53%. AIM Weingarten Fund Class A shares have an even more impressive average annual total return of 14.16% (excluding sales charges) over the last 30 years.

AVERAGE ANNUAL TOTAL RETURN

4/30/71--4/30/01

================================================================================

AIM Weingarten Fund
Class A Shares at NAV               14.16%

S&P 500                             12.53%
================================================================================

                     -------------------------------------

                       INVESTORS AVOIDED LARGE-CAP GROWTH

                    STOCKS GENERALLY, AND TECHNOLOGY STOCKS

                    IN PARTICULAR; SOME ABANDONED THE STOCK

                   MARKET ENTIRELY, PLACING THEIR INVESTMENTS

                      IN MONEY MARKET FUNDS OR BOND FUNDS.

                     -------------------------------------

WHAT CAUSED THE ECONOMY AND THE MARKETS TO WEAKEN?
The Fed's string of interest-rate increases, which began in June 1999, successfully slowed the economy--possibly more than intended. Economic growth slowed from 4.8% in the first quarter of 2000 to 1.0% in the fourth quarter; it increased somewhat to 1.3% in the first quarter of 2001. Those rate hikes made it more expensive for companies to borrow and expand. Interest-rate-sensitive telecom companies and manufacturers were particularly hurt by rising interest rates.
    Beginning in the fourth quarter of 2000, the number of earnings warnings and high-profile layoff announcements increased, unnerving investors and consumers. The dot-com collapse temporarily provided more viable businesses with a plentiful supply of almost-new telecom and Internet equipment; this resulted in sharply reduced demand for new technology-related equipment in the fourth quarter, prompting additional layoff announcements. Indeed, in April unemployment hit 4.5%--low by historical standards but a two-and-a-half-year high.

WHY WERE GROWTH STOCKS HURT SO SEVERELY?
Over the last year, investors tended to sell stocks with high absolute price/earnings ratios, regardless of those companies' growth rates. As a result, investors abandoned companies with rapidly growing earnings (and thus richer stock valuations) in favor of companies with low absolute price/earnings ratios. Richly valued stocks of rapidly growing companies, many investors reasoned, had further to fall in a down market than lower-priced stocks of slower-growing companies.
    As a result, many of the fund's holdings, while still some of the fastest-growing companies in the market, have suffered severe valuation compression. However, it remains our belief--and our experience--that simple rules work best in the stock market: Faster-growing companies tend to outperform slower competitors over the long haul, and while manias or bubbles develop and corrections are required to deal with them, a consistent strategy of sticking with "profit winners" benefits investors over time.

HOW DID YOU MANAGE THE FUND?
During the reporting period:
o We increased our holdings slightly, from 71 to 77 stocks. We increased our mid-cap holdings because we saw better earnings-growth prospects in the mid-cap area.
o We dramatically reduced our technology holdings; tech stocks accounted for 50.6% of the fund's total net assets on October 31, 2000, but only 16.7% on April 30, 2001. This reduction reflects some selling of tech stocks as well as the reduced valuations of those we continue to hold.
o We sharply increased our energy holdings from none at the beginning of the reporting period to 16.4% of total net assets at its close. Supply and processing constraints

          See important fund and index disclosures inside front cover.

                               AIM WEINGARTEN FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==============================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
 1. Dynegy Inc. - Class A        3.31%      1. Oil & Gas (Exploration & Production)      8.81%

 2. Freddie Mac                  3.25       2. Natural Gas                               8.24

 3. Calpine Corp.                3.22       3. Financial (Diversified)                   7.90

 4. Fannie Mae                   3.17       4. Oil & Gas (Drilling & Equipment)          6.75

 5. IVAX Corp.                   2.65       5. Computers (Software & Services)           4.91

 6. Mirant Corp.                 2.57       6. Health Care (Managed Care)                4.89

 7. Baker Hughes, Inc.           2.33       7. Health Care                               4.87
    (Hospital Management)

 8. First Data Corp.             2.26       8. Power Producers (Independent)             4.73

 9. Boeing Co. (The)             2.18       9. Areospace/Defense                         4.07

10. UnitedHealth Group Inc.      2.17       10. Health Care                              3.98
                                                (Drugs-Generic & Other)

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==============================================================================================

    have kept oil and natural-gas prices firm, resulting in record profits for exploration and production, drilling and equipment and large integrated oil companies.
o We increased our utility holdings from 4.2% of the fund's total net assets at the beginning of the reporting period to 15.6% at its close. In an increasingly deregulated environment, independent power producers are seeing unparalleled new business opportunities and surging profits.

WHY HAVE YOU CHANGED THE PORTFOLIO SO DRAMATICALLY?
Now, as always, we define "growth stocks" as the stocks of the fastest-growing companies--whatever sector or industry they may be in. For now, energy, utility and health-care companies are enjoying healthy earnings growth even as many technology stocks are suffering.
    In the 1970s, the fund was dominated by energy and other natural-resources stocks.

                     -------------------------------------

                     KEEP IN MIND THAT WE BUY STOCKS ON THE

                        BASIS OF FUNDAMENTAL, BOTTOM-UP

                      RESEARCH--NOT BIG-PICTURE BETS ABOUT

                             SECTORS OR INDUSTRIES.

                     -------------------------------------

In the 1980s, we held a lot of consumer non-durable stocks such as Gillette, Coke, Pepsi and Phillip Morris (not current fund holdings). In the 1990s, of course, technology dominated. Why? Because tech companies were easily the fastest-growing in the economy. Today the portfolio contains fewer technology names and many more energy and health-care stocks.
    Keep in mind that we buy stocks on the basis of fundamental, bottom-up research--not big picture bets about sectors or industries. it just so happens that following last year's technology correction, we see a good number of investment opportunities in the energy and health-care sectors. When we see better opportunities elsewhere, we'll adjust the portfolio as needed.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
At the close of the period, markets remained volatile and economic indicators remained mixed. After four interest-rate cuts, the Fed remained concerned about weakness in the economy. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy--precisely the medicine the stock market seems to require. A revitalized business climate could help to restore confidence in stocks generally and in growth stocks specifically.
    As a result of the stock-market correction, fund managers now see some of the most attractive stock valuations in years. Key economic indicators also were encouraging: inflation continued to be subdued and unemployment remained low. Despite the markets' short-term decline, fund managers believe that as in the past, the stocks of companies that deliver consistent earnings growth will be rewarded.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is now available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                               AIM WEINGARTEN FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                               AIM WEINGARTEN FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

                                    [PHOTO]

                         CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--

                                                                       Continued

                                    [PHOTO]

                               AIM WEINGARTEN FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                               AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE

COMMON STOCKS & OTHER EQUITY
  INTERESTS-99.10%

AEROSPACE/DEFENSE-4.07%

Boeing Co. (The)                     2,500,000   $  154,500,000
---------------------------------------------------------------
Lockheed Martin Corp.                3,800,000      133,608,000
===============================================================
                                                    288,108,000
===============================================================

BIOTECHNOLOGY-1.10%

Invitrogen Corp.(a)                  1,100,000       77,561,000
===============================================================

COMMUNICATIONS EQUIPMENT-1.84%

CIENA Corp.(a)                          45,000        2,477,700
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              2,628,000       89,851,320
---------------------------------------------------------------
Scientific-Atlanta, Inc.               652,400       37,663,052
===============================================================
                                                    129,992,072
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-4.91%

BMC Software, Inc.(a)                2,775,000       67,127,250
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                   1,067,350       66,954,866
---------------------------------------------------------------
Computer Associates
  International, Inc.                2,510,000       80,796,900
---------------------------------------------------------------
Microsoft Corp.(a)                   1,966,600      133,237,150
===============================================================
                                                    348,116,166
===============================================================

CONSUMER FINANCE-0.96%

Countrywide Credit Industries,
  Inc.                               1,600,000       68,272,000
===============================================================

DISTRIBUTORS (FOOD &
  HEALTH)-2.12%

AmeriSource Health Corp.-Class
  A(a)                               1,450,000       78,300,000
---------------------------------------------------------------
Cardinal Health, Inc.                1,069,500       72,084,300
===============================================================
                                                    150,384,300
===============================================================

ELECTRIC COMPANIES-2.57%

Mirant Corp.(a)                      4,463,400      182,106,720
===============================================================

ELECTRICAL EQUIPMENT-1.27%

Symbol Technologies, Inc.            2,849,400       89,756,100
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-1.36%

Waters Corp.(a)                      1,845,000       96,309,000
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-1.77%

Intel Corp.                          3,925,000      121,321,750
---------------------------------------------------------------
NVIDIA Corp.(a)                         45,500        3,790,150
===============================================================
                                                    125,111,900
===============================================================

EQUIPMENT (SEMICONDUCTOR)-3.48%

Applied Materials, Inc.(a)           1,199,500       65,492,700
---------------------------------------------------------------
Credence Systems Corp.(a)            1,438,000       34,152,500
---------------------------------------------------------------
KLA-Tencor Corp.(a)                  1,344,900       73,915,704
---------------------------------------------------------------
Teradyne, Inc.(a)                    1,856,500       73,331,750
===============================================================
                                                    246,892,654
===============================================================

                                                     MARKET
                                     SHARES          VALUE

FINANCIAL (DIVERSIFIED)-7.90%

Ambac Financial Group, Inc.            308,700   $   16,611,147
---------------------------------------------------------------
Fannie Mae                           2,800,000      224,728,000
---------------------------------------------------------------
Freddie Mac                          3,500,000      230,300,000
---------------------------------------------------------------
J.P. Morgan Chase & Co.              1,837,500       88,163,250
===============================================================
                                                    559,802,397
===============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.61%

Harrah's Entertainment, Inc.(a)        309,100       10,663,950
---------------------------------------------------------------
International Game Technology(a)       579,700       32,422,621
===============================================================
                                                     43,086,571
===============================================================

HEALTH CARE (DIVERSIFIED)-2.65%

IVAX Corp.(a)                        4,682,600      187,538,130
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.98%

Biovail Corp. (Canada)(a)            1,895,000       74,435,600
---------------------------------------------------------------
Forest Laboratories, Inc.(a)         1,240,000       75,826,000
---------------------------------------------------------------
King Pharmaceuticals, Inc.(a)        1,405,500       59,213,715
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                  1,330,000       72,418,500
===============================================================
                                                    281,893,815
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.28%

Allergan, Inc.                       1,209,500       91,922,000
---------------------------------------------------------------
Pfizer Inc.                          1,609,800       69,704,340
===============================================================
                                                    161,626,340
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-4.87%

HCA-Healthcare Co. (The)             3,315,000      128,290,500
---------------------------------------------------------------
Tenet Healthcare Corp.(a)            3,250,000      145,080,000
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      800,600       71,861,856
===============================================================
                                                    345,232,356
===============================================================

HEALTH CARE (MANAGED CARE)-4.89%

Caremark Rx, Inc.(a)                 2,274,500       36,050,825
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)         3,220,000      100,142,000
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)             936,300       56,374,623
---------------------------------------------------------------
UnitedHealth Group Inc.              2,350,000      153,878,000
===============================================================
                                                    346,445,448
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.81%

Baxter International Inc.            1,410,000      128,521,500
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.31%

Laboratory Corp. of America
  Holdings(a)                          540,000       76,140,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Quest Diagnostics Inc.(a)              710,000   $   87,472,000
===============================================================
                                                    163,612,000
===============================================================

INSURANCE (MULTI-LINE)-1.15%

American International Group,
  Inc.                               1,000,000       81,800,000
===============================================================

LEISURE TIME (PRODUCTS)-1.20%

Harley-Davidson, Inc.                1,847,000       85,128,230
===============================================================

MANUFACTURING (DIVERSIFIED)-2.09%

United Technologies Corp.            1,900,000      148,352,000
===============================================================

NATURAL GAS-8.24%

Dynegy Inc.-Class A                  4,055,500      234,610,675
---------------------------------------------------------------
El Paso Corp.                        2,230,000      153,424,000
---------------------------------------------------------------
Enron Corp.                            882,000       55,319,040
---------------------------------------------------------------
Williams Cos., Inc. (The)            3,338,900      140,801,413
===============================================================
                                                    584,155,128
===============================================================

OIL (DOMESTIC INTEGRATED)-0.80%

Amerada Hess Corp.                     271,200       23,730,000
---------------------------------------------------------------
Unocal Corp.                           870,800       33,229,728
===============================================================
                                                     56,959,728
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-6.75%

Baker Hughes Inc.                    4,208,000      165,332,320
---------------------------------------------------------------
BJ Services Co.(a)                     930,000       76,492,500
---------------------------------------------------------------
Nabors Industries, Inc.(a)           1,540,000       91,814,800
---------------------------------------------------------------
Noble Drilling Corp.(a)              1,444,000       70,034,000
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                            1,279,800       74,522,754
===============================================================
                                                    478,196,374
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-8.81%

Alberta Energy Co. Ltd. (Canada)       720,000       35,417,521
---------------------------------------------------------------
Anadarko Petroleum Corp.             2,046,600      132,251,292
---------------------------------------------------------------
Apache Corp.                         1,225,000       78,351,000
---------------------------------------------------------------
Burlington Resources Inc.            2,343,700      110,646,077
---------------------------------------------------------------
Devon Energy Corp.                   1,150,000       67,861,500
---------------------------------------------------------------
EOG Resources, Inc.                  1,386,100       64,301,179
---------------------------------------------------------------
Kerr-McGee Corp.                     1,100,000       78,815,000
---------------------------------------------------------------
Talisman Energy Inc. (Canada)(a)     1,384,900       56,447,400
===============================================================
                                                    624,090,969
===============================================================

                                                     MARKET
                                     SHARES          VALUE
POWER PRODUCERS
  (INDEPENDENT)-4.73%

AES Corp. (The)(a)                   2,254,400      107,467,248
---------------------------------------------------------------
Calpine Corp.(a)                     4,000,000   $  227,960,000
===============================================================
                                                    335,427,248
===============================================================

RETAIL (DEPARTMENT STORES)-0.60%

Kohl's Corp.(a)                        700,000       42,742,000
===============================================================

RETAIL (DRUG STORES)-0.92%

CVS Corp.                            1,100,000       64,845,000
===============================================================

RETAIL (SPECIALTY)-1.26%

Bed Bath & Beyond Inc.(a)            3,158,800       89,457,216
===============================================================

SAVINGS & LOAN COMPANIES-0.74%

Washington Mutual, Inc.              1,046,300       52,241,759
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-1.74%

Cendant Corp.(a)                     6,939,200      123,101,408
===============================================================

SERVICES (COMPUTER SYSTEMS)-1.06%

SunGard Data Systems Inc.(a)         1,360,000       75,167,200
===============================================================

SERVICES (DATA PROCESSING)-2.26%

DST Systems, Inc.(a)                     5,700          279,984
---------------------------------------------------------------
First Data Corp.                     2,370,000      159,832,800
===============================================================
                                                    160,112,784
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $6,410,608,167)                             7,022,145,513
===============================================================
                                    PRINCIPAL
                                     AMOUNT

U.S. TREASURY SECURITIES-0.17%

U.S. TREASURY BILLS-0.17%

4.37%, 06/21/01 (Cost
  $11,923,160)(b)                  $12,000,000       11,941,320
===============================================================
                                     SHARES

MONEY MARKET FUNDS-2.26%

STIC Liquid Assets Portfolio(c)     79,988,542       79,988,542
---------------------------------------------------------------
STIC Prime Portfolio(c)             79,988,542       79,988,542
===============================================================
    Total Money Market Funds
      (Cost $159,977,084)                           159,977,084
===============================================================
TOTAL INVESTMENTS-101.53% (Cost
  $6,582,508,411)                                 7,194,063,917
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(1.53)%                              (108,664,215)
===============================================================
NET ASSETS-100.00%                               $7,085,399,702
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)


ASSETS:

Investments, at market value (cost
  $6,582,508,411)*                             $7,194,063,917
-------------------------------------------------------------
Foreign currencies, at value (cost
  $10,471,381)                                     10,538,770
-------------------------------------------------------------
Receivables for:
  Investments sold                                 50,857,858
-------------------------------------------------------------
  Fund shares sold                                  6,423,609
-------------------------------------------------------------
  Dividends                                         2,810,729
-------------------------------------------------------------
Investment for deferred compensation plan             197,239
-------------------------------------------------------------
Collateral for securities loaned                  352,006,750
-------------------------------------------------------------
Other assets                                          361,087
=============================================================
    Total assets                                7,617,259,959
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           161,088,661
-------------------------------------------------------------
  Fund shares reacquired                           13,897,860
-------------------------------------------------------------
  Deferred compensation plan                          197,239
-------------------------------------------------------------
  Collateral upon return of securities loaned     352,006,750
-------------------------------------------------------------
Accrued administrative services fees                   28,041
-------------------------------------------------------------
Accrued distribution fees                           3,150,358
-------------------------------------------------------------
Accrued transfer agent fees                         1,487,597
-------------------------------------------------------------
Accrued trustees' fees                                  3,751
=============================================================
  Total liabilities                               531,860,257
=============================================================
Net assets applicable to shares outstanding    $7,085,399,702
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $5,600,633,450
_____________________________________________________________
=============================================================
Class B                                        $1,265,755,681
_____________________________________________________________
=============================================================
Class C                                        $  208,398,753
_____________________________________________________________
=============================================================
Institutional Class                            $   10,611,818
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           351,868,093
_____________________________________________________________
=============================================================
Class B                                            84,523,831
_____________________________________________________________
=============================================================
Class C                                            13,901,134
_____________________________________________________________
=============================================================
Institutional Class                                   642,640
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        15.92
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.92 divided by
      94.50%)                                  $        16.85
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        14.98
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        14.99
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value and offering price per
    share                                      $        16.51
_____________________________________________________________
=============================================================

* At April 30, 2001, securities with an aggregate market value of $348,911,632 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $24,207)                                    $    16,465,091
-------------------------------------------------------------
Dividends from affiliated money market funds       12,145,953
-------------------------------------------------------------
Interest                                              120,308
-------------------------------------------------------------
Security lending income                               182,222
=============================================================
    Total investment income                        28,913,574
=============================================================

EXPENSES:

Advisory fees                                      26,775,490
-------------------------------------------------------------
Administrative services fees                          186,476
-------------------------------------------------------------
Custodian fees                                        207,599
-------------------------------------------------------------
Distribution fees -- Class A                       10,071,986
-------------------------------------------------------------
Distribution fees -- Class B                        7,416,424
-------------------------------------------------------------
Distribution fees -- Class C                        1,187,707
-------------------------------------------------------------
Transfer agent fees -- Class A                      6,792,585
-------------------------------------------------------------
Transfer agent fees -- Class B                      1,595,482
-------------------------------------------------------------
Transfer agent fees -- Class C                        255,509
-------------------------------------------------------------
Transfer agent fees -- Institutional Class              1,001
-------------------------------------------------------------
Trustees' fees                                         22,891
-------------------------------------------------------------
Other                                               1,300,373
=============================================================
    Total expenses                                 55,813,523
=============================================================
Less: Fees waived                                    (449,233)
-------------------------------------------------------------
    Expenses paid indirectly                          (99,970)
=============================================================
    Net expenses                                   55,264,320
=============================================================
Net investment income (loss)                      (26,350,746)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,720,189,959)
-------------------------------------------------------------
  Foreign currencies                                 (770,561)
-------------------------------------------------------------
  Futures contracts                                (7,745,219)
=============================================================
                                               (1,728,705,739)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (2,021,355,850)
-------------------------------------------------------------
  Foreign currencies                                  604,220
-------------------------------------------------------------
  Foreign currency contracts                         (125,025)
=============================================================
                                               (2,020,876,655)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts and futures contracts              (3,749,582,394)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(3,775,933,140)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (26,350,746)   $   (68,599,290)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                   (1,728,705,739)     1,506,816,288
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                         (2,020,876,655)      (520,884,199)
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (3,775,933,140)       917,332,799
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,121,090,951)      (912,274,100)
------------------------------------------------------------------------------------------------
  Class B                                                        (257,805,497)      (156,090,644)
------------------------------------------------------------------------------------------------
  Class C                                                         (40,606,317)       (13,701,366)
------------------------------------------------------------------------------------------------
  Institutional Class                                              (2,238,331)       (12,672,994)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         771,319,851        927,796,775
------------------------------------------------------------------------------------------------
  Class B                                                         261,047,264        724,966,056
------------------------------------------------------------------------------------------------
  Class C                                                          54,004,763        221,312,749
------------------------------------------------------------------------------------------------
  Institutional Class                                                 182,369       (100,840,055)
================================================================================================
    Net increase (decrease) in net assets                      (4,111,119,989)     1,595,829,220
================================================================================================

NET ASSETS:

  Beginning of period                                          11,196,519,691      9,600,690,471
================================================================================================
  End of period                                               $ 7,085,399,702    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 8,236,691,297    $ 7,150,137,050
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (26,738,973)          (388,227)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts       (1,736,028,685)     1,414,418,150
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and foreign currency contracts                     611,476,063      2,632,352,718
================================================================================================
                                                              $ 7,085,399,702    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the six months ended April 30, 2001, AIM waived fees of $449,233. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $186,476 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $4,396,677 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $10,071,986, $7,416,424 and $1,187,707,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,045,092 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $103,708 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $7,517 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $99,970 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $99,970.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $348,911,632 were on loan to brokers. The loans were secured by cash collateral of $352,006,750 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2001, the Fund received fees of $182,222 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $11,846,219,973 and $11,287,481,076, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 726,954,501
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (115,398,995)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 611,555,506
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                     APRIL 30, 2001                   OCTOBER 31, 2000
                                                              -----------------------------    ------------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
                                                              -----------    --------------    -----------    ---------------
Sold:
  Class A                                                      20,253,478    $  390,980,992     38,693,394    $ 1,218,409,892
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,755,565       182,381,604     26,508,143        797,286,477
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,966,872        56,008,664      8,102,015        244,073,425
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              59,545         1,229,869      1,045,908         33,206,382
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      50,737,350     1,049,724,285     29,963,538        854,837,292
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,576,020       245,343,090      5,414,678        148,085,997
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,001,959        39,098,265        480,423         13,149,166
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              98,123         2,101,806        428,931         12,554,823
=============================================================================================================================
Reacquired:
  Class A                                                     (36,868,726)     (669,385,426)   (36,659,424)    (1,145,450,409)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,664,363)     (166,677,430)    (7,393,719)      (220,406,418)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,301,702)      (41,102,166)    (1,209,352)       (35,909,842)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (157,616)       (3,149,306)    (4,771,038)      (146,601,260)
=============================================================================================================================
                                                               49,456,505    $1,086,554,247     60,603,497    $ 1,773,235,525
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                             YEAR ENDED OCTOBER 31,
                                                 APRIL 30,     ------------------------------------------------------------------
                                                    2001        2000(a)         1999          1998          1997          1996
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period             $   28.16     $    28.31    $    21.72    $    22.72    $    20.19    $    20.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.05)         (0.14)        (0.10)         0.02          0.01          0.06
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (8.65)          3.18          8.16          2.38          4.82          2.51
=================================================================================================================================
    Total from investment operations                 (8.70)          3.04          8.06          2.40          4.83          2.57
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --             --         (0.01)           --         (0.06)           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (3.54)         (3.19)        (1.46)        (3.40)        (2.24)        (2.71)
=================================================================================================================================
    Total distributions                              (3.54)         (3.19)        (1.47)        (3.40)        (2.30)        (2.71)
=================================================================================================================================
Net asset value, end of period                   $   15.92     $    28.16    $    28.31    $    21.72    $    22.72    $    20.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     (33.78)%        10.61%        38.62%        12.34%        26.83%        14.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $5,600,633    $8,948,781    $8,089,739    $6,094,178    $5,810,582    $4,977,493
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.17%(c)       1.03%         1.03%         1.04%         1.07%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.18%(c)       1.07%         1.08%         1.09%         1.11%         1.15%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.48)%(c)      (0.45)%      (0.38)%        0.07%         0.07%         0.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                136%           145%          124%          125%          128%          159%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $6,770,303,701.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                          YEAR ENDED OCTOBER 31,
                                                       APRIL 30,     ------------------------------------------------------------
                                                          2001        2000(a)       1999(a)      1998(a)     1997(a)     1996(a)
                                                       ----------    ----------    ----------    --------    --------    --------
Net asset value, beginning of period                   $   26.82     $    27.29    $    21.12    $  22.34    $  19.98    $  20.28
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.10)         (0.36)        (0.30)      (0.15)      (0.15)      (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (8.20)          3.08          7.93        2.33        4.75        2.46
=================================================================================================================================
    Total from investment operations                       (8.30)          2.72          7.63        2.18        4.60        2.41
=================================================================================================================================
Less distributions from net realized gains                 (3.54)         (3.19)        (1.46)      (3.40)      (2.24)      (2.71)
=================================================================================================================================
Net asset value, end of period                         $   14.98     $    26.82    $    27.29    $  21.12    $  22.34    $  19.98
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           (34.00)%         9.76%        37.59%      11.45%      25.78%      13.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,265,756    $1,927,514    $1,291,456    $705,750    $486,105    $267,459
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.88%(c)       1.78%         1.82%       1.83%       1.87%       1.95%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.89%(c)       1.82%         1.87%       1.87%       1.91%       1.98%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.19)%(c)      (1.20)%      (1.17)%     (0.72)%     (0.73)%     (0.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      136%           145%          124%        125%        128%        159%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,495,577,142.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                              SIX MONTHS                                        (DATE SALES
                                                                ENDED           YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              APRIL 30,     -------------------------------     OCTOBER 31,
                                                                 2001       2000(a)     1999(a)     1998(a)       1997(a)
                                                              ----------    --------    --------    -------    --------------
Net asset value, beginning of period                           $  26.85     $  27.30    $  21.14    $ 22.34        $22.83
-----------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment income (loss)                                    (0.10)       (0.36)      (0.30)     (0.15)        (0.04)
-----------------------------------------------------------------------------------------------------------------------------

  Net gains (losses) on securities (both realized and
    unrealized)                                                   (8.22)        3.10        7.92       2.35         (0.45)
=============================================================================================================================

    Total from investment operations                              (8.32)        2.74        7.62       2.20         (0.49)
=============================================================================================================================

Less distributions from net realized gains                        (3.54)       (3.19)      (1.46)     (3.40)           --
=============================================================================================================================

Net asset value, end of period                                 $  14.99     $  26.85    $  27.30    $ 21.14        $22.34
_____________________________________________________________________________________________________________________________
=============================================================================================================================

Total return(b)                                                  (34.04)%       9.83%      37.50%     11.54%        (2.15)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================


Ratios/supplemental data:

Net assets, end of period (000s omitted)                       $208,399     $301,590    $105,420    $23,107        $2,326
_____________________________________________________________________________________________________________________________
=============================================================================================================================

Ratio of expenses to average net assets:
  With fee waivers                                                 1.88%(c)     1.78%       1.82%      1.83%         1.84%(d)
-----------------------------------------------------------------------------------------------------------------------------

  Without fee waivers                                              1.89%(c)     1.82%       1.87%      1.87%         1.88%(d)
=============================================================================================================================

Ratio of net investment income (loss) to average net assets       (1.19)%(c)    (1.20)%    (1.17)%    (0.72)%       (0.70)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

Portfolio turnover rate                                             136%         145%        124%       125%          128%
_____________________________________________________________________________________________________________________________
=============================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $239,510,029.
(d)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

    Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

    Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                              OFFICERS                                         OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                                 11 Greenway Plaza
Chairman, President and                        President                                        Suite 100
Chief Executive Officer                                                                         Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary              INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                                     A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                            11 Greenway Plaza
Formerly Director, President, and                                                               Suite 100
Chief Executive Officer                        Edgar M. Larsen                                  Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                                SUB-ADVISOR
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer                     A I M Capital Management, Inc.
Cortland Trust Inc.                                                                             11 Greenway Plaza
                                               Jim A. Coppedge                                  Suite 100
Albert R. Dowden                               Assistant Secretary                              Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and    Melville B. Cox                                  TRANSFER AGENT
Director, Magellan Insurance Company,          Vice President
Formerly Director, President and                                                                A I M Fund Services, Inc.
Chief Executive Officer,                       Mary J. Benson                                   P.O. Box 4739
Volvo Group North America, Inc.; and           Assistant Vice President and                     Houston, TX 77210-4739
Senior Vice President, AB Volvo                Assistant Treasurer
                                                                                                CUSTODIAN
Edward K. Dunn Jr.                             Sheri Steward Morris
Chairman, Mercantile Mortgage Corp.;           Assistant Vice President and                     State Street Bank and Trust Company
Formerly Vice Chairman and President,          Assistant Treasurer                              225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                                        Boston, MA 02110
President, Mercantile Bankshares               Juan E. Cabrera, Jr.
                                               Assistant Secretary                              COUNSEL TO THE FUND
Jack M. Fields
Chief Executive Officer                        Renee A. Friedli                                 Ballard Spahr
Twenty First Century, Inc.;                    Assistant Secretary                              Andrews & Ingersoll, LLP
Formerly Member                                                                                 1735 Market Street
of the U.S. House of Representatives           P. Michelle Grace                                Philadelphia, PA 19103
                                               Assistant Secretary
Carl Frischling                                                                                 COUNSEL TO THE TRUSTEES
Partner                                        John H. Lively
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                              Kramer, Levin, Naftalis & Frankel
                                                                                                919 Third Avenue
Prema Mathai-Davis                             Nancy L. Martin                                  New York, NY 10022
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.                                                                              DISTRIBUTOR
                                               Ofelia M. Mayo
Lewis F. Pennock                               Assistant Secretary                              A I M Distributors, Inc.
Partner                                                                                         11 Greenway Plaza
Pennock & Cooper                               Lisa A. Moss                                     Suite 100
                                               Assistant Secretary                              Houston, TX 77046
Louis S. Sklar
Executive Vice President                       Kathleen J. Pflueger
Hines Interests                                Assistant Secretary
Limited Partnership
                                               Stephen R. Rimes
                                               Assistant Secretary

                                               Timothy D. Yang
                                               Assistant Secretary


THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
      MORE AGGRESSIVE                         MORE AGGRESSIVE                          1976 and managed approximately $154 billion
                                                                                       in assets for nine million shareholders,
AIM Small Cap Opportunities(1)            AIM Latin American Growth                    including individual investors, corporate
AIM Mid Cap Opportunities(1)              AIM Developing Markets                       clients and financial institutions, as of
AIM Large Cap Opportunities(2)            AIM European Small Company                   March 31, 2001.
AIM Emerging Growth                       AIM Asian Growth                                  The AIM Family of Funds--Registered
AIM Small Cap Growth(1)                   AIM Japan Growth                              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                     AIM International Emerging Growth             AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                        AIM European Development                      complex in the United States in assets under
AIM Small Cap Equity                      AIM Euroland Growth                           management, according to Strategic Insight,
AIM Capital Development                   AIM Global Aggressive Growth                  an independent mutual fund monitor. AIM is a
AIM Constellation                         AIM International Equity                      subsidiary of AMVESCAP PLC, one of the
AIM Dent Demographic Trends               AIM Advisor International Value               world's largest independent financial
AIM Select Growth                         AIM Worldwide Spectrum                        services companies with $370 billion in
AIM Large Cap Growth                      AIM Global Trends                             assets under management as of March 31, 2001
AIM Weingarten                            AIM Global Growth
AIM Mid Cap Equity                                                                                                                 .
AIM Value II                                  MORE CONSERVATIVE
AIM Charter
AIM Value                                   SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                               MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                              AIM New Technology
AIM Advisor Flex                          AIM Global Telecommunications and Technology
                                          AIM Global Infrastructure
      MORE CONSERVATIVE                   AIM Global Resources
                                          AIM Global Financial Services
                                          AIM Global Health Care
                                          AIM Global Consumer Products and Services
                                          AIM Advisor Real Estate
                                          AIM Global Utilities

                                               MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                      AIM High Income Municipal
AIM High Yield II                         AIM Tax-Exempt Bond of Connecticut
AIM High Yield                            AIM Municipal Bond
AIM Income                                AIM Tax-Free Intermediate
AIM Global Income                         AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


[DALBAR AWARDS LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                       --Registered Trademark--


                                                                       WEI-SAR-1

A I M Distributors, Inc.